Scudder
Dividend &
Growth Fund

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund seeking high current income and long-term growth of capital through investment in income-paying equity securities.

SCUDDER           (logo)

                         Scudder Dividend & Growth Fund
--------------------------------------------------------------------------------
Date of Inception: 7/17/98   Total Net Assets as of      Ticker Symbol:  SDGFX
                            12/31/98: $24.64 million
--------------------------------------------------------------------------------

o Scudder Dividend & Growth Fund declined 4.00% for the period from the Fund's inception on July 17, 1998 to December 31, 1998, reflecting the difficult market environment for high dividend yielding stocks and real estate investment trusts.

o During this abbreviated fiscal period for the Fund, the market was dominated by a handful of large-cap growth stocks, which drove returns of the market-cap-weighted indices such as the unmanaged S&P 500 Index.

o The Fund's investment strategy was fully implemented during the period, with investments in dividend-paying stocks, real estate investment trusts, and convertible securities.


                                Table of Contents

  3 Letter from the Fund's President      22 Notes to Financial Statements
  4 Performance Update                    25 Report of Independent Accountants
  5 Portfolio Summary                     26 Tax Information
  6 Portfolio Management Discussion       27 Shareholder Meeting Results
 10 Glossary of Investment Terms          28 Officers and Trustees
 11 Investment Portfolio                  29 Investment Products and Services
 18 Financial Statements                  30 Scudder Solutions
 21 Financial Highlights


                       2 - Scudder Dividend & Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

   We are pleased to present you with the first annual report for Scudder Dividend & Growth Fund for the abbreviated fiscal period ended December 31, 1998. While this initial period proved challenging for investors in dividend-paying stocks, real estate investment trusts, and convertible securities, we fully expect that it will prove a valuable component in your investment portfolio over the long term. Your Fund's managers discuss the market environment and their investment strategy in detail beginning on page 6.

   As we consider another year of strong performance for the stock and bond markets, and ponder what lies ahead, the importance of diversification cannot be overstated. This straightforward principle is particularly important following nearly eight consecutive years of strong domestic equity returns. In such an environment, investors can easily be lulled into believing that annual gains of 20% or more are normal when long-run returns are about half that amount. While the U.S. stock market may record another period of strong performance in 1999, we believe that investors with adequate exposure to several asset classes, including fixed income, small-cap, and international equities, will be the most successful over the long term.

   For those of you who are interested in new Scudder products, we recently introduced two funds which employ portfolio strategies that are designed to minimize tax consequences to investors: Scudder Tax Managed Growth Fund -- which seeks long-term growth of capital through equity investments in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund -- which focuses on small-cap stocks. For further information on these new funds, please call Scudder Investor Relations at 1-800-225-2470.

   Thank you for your continued investment in Scudder Dividend & Growth Fund. If you have any questions about your account, please call us at the number above, or visit our Web site at www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder Dividend & Growth Fund


                       3 - Scudder Dividend & Growth Fund

                   Performance Update as of December 31, 1998

Fund Index Comparisons
-----------------------------------------

                                 Total Return
                               ----------------
   Period            Growth
   Ended               of
   12/31/98          $10,000       Cumulative
   --------------------------------------------
   Scudder Dividend & Growth Fund
   --------------------------------------------
   Life of Fund*    $  9,600         -4.00%
   --------------------------------------------
   S&P 500 Index
   --------------------------------------------
   Life of Fund*    $ 10,430          4.30%
   --------------------------------------------
   S&P 500 Index (60%), Bloomberg Real Estate
   Investment Trust Index (20%), Merrill
   Lynch All Convertible Index (20%)
   --------------------------------------------
   Life of Fund*    $  9,966         -0.34%
   --------------------------------------------

 * The Fund commenced operations on July 17, 1998.


Growth of a $10,000 Investment
-----------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

Scudder Dividend & Growth Fund
Year             Amount
-----------------------
7/17/98*         $10,000
7/98             $ 9,408
8/98             $ 8,327
9/98             $ 8,853
10/98            $ 9,071
11/98            $ 9,461
12/98            $ 9,698

S&P 500 Index
Year             Amount
-----------------------
7/17/98*         $10,000
7/98             $ 9,447
8/98             $ 8,080
9/98             $ 8,599
10/98            $ 9,298
11/98            $ 9,862
12/98            $10,430

S&P 500 Index (60%), Bloomberg Real Estate
Investment Trust Index (20%), Merrill
Lynch All Convertible Index (20%)
Year             Amount
-----------------------
7/17/98*         $10,000
7/98             $ 9,442
8/98             $ 8,229
9/98             $ 8,682
10/98            $ 9,113
11/98            $ 9,560
12/98            $ 9,966

The Standard and Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market. The Bloomberg Real Estate Investment Trust (BBREIT) Index is a capitalization-weighted index of infinite life Real Estate Investment Trusts having a market capitalization of $15 million or greater. The Merrill Lynch All Convertible (MLAC) Index is composed of all types of U.S. domestic convertible instruments (bonds, preferred, etc.). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
-----------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                            1998
----------------------------------------------------------------------------
Net Asset Value                          $ 11.35
----------------------------------------------------------------------------
Income Dividends                         $   .17
----------------------------------------------------------------------------
Capital Gains Distributions              $    --
----------------------------------------------------------------------------
Fund Total Return (%)                      -4.00
----------------------------------------------------------------------------
Index Total Return (%)                      4.30
----------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.

                       4 - Scudder Dividend & Growth Fund

                    Portfolio Summary as of December 31, 1998

Asset Allocation
-----------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Common Stocks                  50%
      REITs                          25%
      Convertible Bonds              12%
      Convertible Preferred          10%
      Cash Equivalents                3%
   --------------------------------------
                                    100%
   ======================================

  The Fund's strategy was fully implemented during the period, with investments in dividend-paying stocks, real estate investment trusts, and convertible securities.


 Sector Diversification
 (Excludes 3% Cash Equivalents)
-----------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.


      REITs                          26%
      Financial                      12%
      Manufacturing                  10%
      Health                         10%
      Communications                  7%
      Energy                          6%
      Durables                        6%
      Consumer Discretionary          5%
      Media                           4%
      Utilities                       4%
      Other                          10%
   --------------------------------------
                                    100%
   ======================================

   The Fund's significant weighting in real estate investment trusts is included in the financial category, the largest sector weighting at the end of the period.




  Ten Largest Equity Holdings
  (26% of Portfolio)
-----------------------------------------

    1. CenterPoint Properties Corp.
       Developer and manager of warehouse and
       industrial real estate
    2. Boston Properties, Inc.
       Commercial and industrial real estate developer
    3. Apartment Investment &
       Management Co.
       Owner of diversified portfolio for multifamily apartment properties
    4. Equity Office Properties Trust
       Owner of office properties and parking facilities
    5. Spieker Properties, Inc.
       Independent equity investment trust which owns and develops commercial real estate
    6. Arden Realty Group, Inc.
       Owner of office properties in southern California
    7. AMB Property Corp.
       Operator of industrial properties
       and shopping centers
    8. Equity Residential Properties Trust
       Owner of apartment properties
    9. Xerox Corp.
       Leading manufacturer of copiers and duplicators
   10. Williams Cos., Inc.
       Gas pipeline operator and telecommunications provider


    While eight of the top 10 holdings were real estate investment trusts, the portfolio remained diversified with over 100 individual positions.












For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                       5 - Scudder Dividend & Growth Fund

                         Portfolio Management Discussion

We asked portfolio managers Rob Hoffman, Lori Ensinger, and Nicholas Anisimov to review the market environment and Fund's performance for the period ended December 31, 1998. Below are highlights of their discussion.

Q: How do you explain another year of strong performance for U.S. stocks?

When you consider that profit growth actually decelerated over most of 1998, the market's rise is hard to justify. However, a closer look reveals that most of the market's performance, as measured by the unmanaged S&P 500 Index, has been driven by a handful of very large growth stocks. These stocks, due to their substantial market capitalization, were a heavy influence on the return of the index. Because the S&P 500 is a market-cap-weighted index, the largest stocks have had the greatest impact on its performance. When you examine the S&P's 12-month return on an equal-weighted basis, we see that the average stock returned about half of the index's market-cap-weighted return. (The 12-month equal-weighted return was 13.8%, versus 28.6% for the market-cap-weighted return.) In fact, 70% of the stocks in the S&P 500 underperformed the market-cap-weighted return for the full year and 40% of the stocks actually had negative returns in 1998.

Of course, the other factor at work here has been investors' very strong preference for "growth" versus "value" stocks. The spread between the performance of growth and value stocks is clearly evident in the returns of the large-cap Russell 1000 indices. For the year, the Russell 1000 Growth Index returned 38.71%, while the Russell 1000 Value Index returned less than half, at 15.63% for the same period. Over the 15 years that we have been managing portfolios, we have never seen such a wide disparity between growth and value investing styles.

Q: With market leadership confined to a handful of large-cap growth stocks, how did the Fund perform?

Investor preference for growth and the largest large-cap stocks provided a substantial headwind for your Fund's value-orientation over the relatively short period since inception on July 17. The Fund's investment universe of relatively high dividend yielding stocks, real estate investment trusts, and convertible securities is typically best suited to market environments that are not dominated by a few stocks, especially growth stocks. In particular, real estate investment trusts, which tend to perform well in declining interest rate environments, reported negative returns for the period. These factors contributed to the Fund's 4.00% decline for the period from July 17th to December 31st. For the same period, the Fund's composite index (includes S&P 500 Index [60%], Bloomberg Real Estate Investment Trust Index [20%], and Merrill Lynch All Convertible Index [20%]) returned -0.34%. The S&P 500 Index alone returned 4.3%.

Q: How do you manage the Fund?

We allocate assets on a three-part approach with the majority in dividend-paying stocks (50%), real estate investment trusts (25%), and convertible securities (22%), with the balance in cash. Our approach to investing in dividend-paying stocks is governed by our relative yield strategy, which emphasizes stocks with yields greater than that of the S&P 500 yield. This strategy typically puts us in "value stock" territory.


                       6 - Scudder Dividend & Growth Fund

Q: Many stocks that fell into the Fund's investment universe of high dividend yield stocks were trading at valuation levels usually associated with a recession. Yet, the U.S. economy remained healthy, and inflation and interest rates reached record lows. Why wasn't there more interest in these attractively valued stocks?

Concerns regarding a slowdown in global economic growth and U.S. profit growth resulted in willingness on the part of investors to pay a high premium for the largest and most liquid companies with the strongest earnings growth. In this environment, many investors adopted a strategy of "growth at any price," resulting in unusually high price-to-earnings (P/E) ratios for a limited number of stocks, especially growth stocks with the largest market-caps. This phenomenon was evident in the P/Es of the 20 largest stocks in the S&P 500, which traded at 41x 1998 estimated earnings. In contrast, the bottom 480 stocks in the index traded at a P/E of 27.3x. While this phenomenon continued during most of 1998 (and may continue for the foreseeable future), we believe that investors will eventually return to investing in companies with solid fundamentals and attractive valuations, which should work to the Fund's advantage.

Q: Dividend-paying stocks comprised about half of the portfolio. Were there some notable performers you'd like to mention?

Overall, the Fund's larger holdings in the equity portion of the portfolio made significant contributions to performance. In fact Ford, one of our largest holdings in this part of the portfolio, was the best performing stock of those with yields greater than 120% of the S&P. Other success stories included Xerox, American Home Products, Unilever, and Chase Manhattan Corp.

Q: Technology was a top-performing sector in 1998, but your yield discipline usually precludes you from investing in tech stocks. Were you able to participate in the tech rally in other ways?

The Internet is a powerful tool, which will change the face of commerce forever. However, we have preferred to participate in the companies that "collect the tolls" and produce the "asphalt" for the information superhighway. Our decision to overweight the "toll taker" telecommunication companies helped the portfolio dramatically, as the sector rose strongly. Standout performers were BellSouth, Sprint, Alltel, and Frontier. A combination of low relative valuations at the beginning of the year, and the increasing recognition that the local telephone companies' revenue and earnings growth was being enhanced by the growth in value-added services helped these stocks outperform.

In the "asphalt" category, we have focused on the increasing demand for bandwidth, or "the number of lanes on the highway" through which electronic information passes. As the Internet has grown, an increasing amount of information must pass over conventional copper phone lines. These lines do not offer enough capacity or speed to keep up with faster computers. The wider bandwidth of fiber optic cable provides a solution. We think this will benefit Corning, a producer of both fiber optic cable and photonics. We built our position in Corning over the course of the year at prices substantially below


                       7 - Scudder Dividend & Growth Fund
its year-end closing price. We believe Corning's 53% return in the fourth quarter is just the beginning of a period of dramatic outperformance.

Q: What other areas contributed to performance over the period?

The fourth quarter of 1997 saw the relative yields of electric utilities rise to all time highs, even higher than during the bleakest period of nuclear cost overruns ten years earlier. New purchases and increased weights in the portfolio during that time and early in 1998 resulted in positive contributors from Unicom, Duke Energy, and Southern Company.

In addition, our underweight position in the consumer staple sector, as well as specific stock selection, also added value as our yield discipline enabled us to avoid weakness in Coke, Procter & Gamble, and Gillette. Instead, this area was led by such Fund holdings as Avon and Unilever.

Q: Your holdings of real estate investment trusts (REITs) outperformed, but overall this sector was in negative territory. Why?

Perhaps the most frustrating part of managing this portfolio was the underperformance of the REIT sector. Historically, as interest rates decline, REITs tend to benefit as their cost of borrowing is reduced. We also believed that our REIT holdings would help control downside volatility at a time when the valuation of the broad market had reached an unsustainable level. The REITs we selected appeared to have the necessary downside risk control characteristics: low valuations, high absolute yields, and the likelihood that they would be able to successfully manage their income through a potential real estate downturn. In aggregate, our REITs grew their funds from operations anywhere from 13% to 18% for the full year, yet REITs declined about 13% on average over the period since the Fund's inception.

We attribute this performance anomaly to the massive new supply of stock and bonds in 1998 in relation to the REIT universe, which is still not that large. In addition, after two to three years of incredible REIT performance leading up to 1998, growth and momentum buyers had been attracted. When the market turned to large-cap growth stocks, these investors left REITs behind. While there are fewer bargains today, the fundamentals haven't changed, and we believe this sector will make a meaningful contribution over the long term.

Q: Convertible securities are the third major emphasis in the portfolio. How did they perform over the five-and-one-half months?

Our convertible securities holdings outperformed the convertible market overall, but as an asset class, convertibles lagged the broader market. As smaller-cap issues, convertibles did not fully participate in the large-cap growth stock rally. However, in contrast to the situation in the dividend-paying stock portion of the portfolio, which tends not to hold tech stocks, we can and did own technology and biotech in the convertible portion. In particular, our performance in December was strong, driven by our holdings in TCI, MedImmune, and EMC Corp.


                       8 - Scudder Dividend & Growth Fund

Q: Given the challenging year, why should investors invest in the Fund?

For 15 years we have been managing portfolios with the relative dividend yield strategy that is premised on providing some protection if the market declines. In 1998 we saw that this approach still works, as the Fund outperformed when the market corrected in August.

You may be wondering when the Fund's emphasis on dividend-paying stocks will return to favor. The timing of this change is difficult to predict, but value stocks have come back into favor after nearly every period of strong performance by growth stocks. With the recent strong performance of growth stocks and the very attractive valuations of stocks in the Fund's portfolio, we do not think it is a good time to abandon the Fund's approach.

In addition, current market valuations are clearly stretched to the limit. Given this environment, the market could correct. If that occurred, we believe the Fund would provide a significant level of downside protection.

While we are not satisfied with the Fund's initial performance, investors need to keep in mind the relatively short period that the Fund has been in existence, as well as the Fund's long-term investment approach. Over time, we believe that the Fund's investment discipline will prove rewarding. In the meantime, we will continue to focus on those securities whose prices we believe already reflect a difficult operating environment since they are less likely to disappoint further.

                               Scudder Dividend &
                                  Growth Fund:
                          A Team Approach to Investing

 Scudder Dividend & Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

 Robert T. Hoffman, Lead Portfolio Manager, has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since 1998. Mr. Hoffman, who joined the Adviser in 1990 as a portfolio manager, has 17 years of pension fund management experience. Nicholas Anisimov, Portfolio Manager, focuses on the Fund's convertible securities investments. Mr. Anisimov joined the Adviser in 1987. Mr. Anisimov is a Chartered Financial Analyst with 13 years of industry experience. Lori J. Ensinger, Portfolio Manager, focuses on stock selection and the Fund's investment strategy. Prior to joining the Adviser as a portfolio manager in 1993, Ms. Ensinger was a senior portfolio manager at an investment firm where she managed portfolios for institutions and individuals.

                       9 - Scudder Dividend & Growth Fund

                          Glossary of Investment Terms


DIVIDEND YIELD             With stocks, a company's payment of earnings to
                           shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

FUNDAMENTAL RESEARCH       Analysis of a company's financial statements to
                           project future stock price changes. Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by the multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.

PRICE/EARNINGS RATIO (P/E  A widely used gauge of a stock's valuation that
or earnings multiple)      indicates what investors are paying for a company's
                           earning power at the current stock price. Often based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth and greater risk; a lower multiple is usually associated with mature or out-of-favor companies, and lower stock price volatility.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value. A stock's relative value is often measured by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display lower price volatility and carry higher dividend yields.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                       10 - Scudder Dividend & Growth Fund

                  Investment Portfolio as of December 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Co. dated 12/31/1998 at 4.85%, to be
  repurchased at $615,331 on 1/4/1999, collateralized by a $600,000 U.S. Treasury Note,                             ----------
  5.5%, 2/28/2003 (Cost $615,000) ........................................................       615,000               615,000
                                                                                                                    ----------

Convertible Bonds 12.1%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 1.6%
Department & Chain Stores
Home Depot Inc., 3.25%, 10/1/2001 ........................................................       150,000               397,219
                                                                                                                    ----------
Health 3.3%
Biotechnology
Alza Corp., Zero Coupon, 7/14/2014 .......................................................       510,000               347,438
MedImmune Inc., 7%, 7/1/2003 .............................................................        89,000               452,565
                                                                                                                    ----------
                                                                                                                       800,003
                                                                                                                    ----------
Financial 2.4%
Insurance 1.2%
American International Group, Inc., 2.25%, 7/30/2004 .....................................       224,000               290,080
                                                                                                                    ----------
Other Financial Companies 1.2%
American Express Corp, 1.125%, 2/19/2003 .................................................       282,000               292,223
                                                                                                                    ----------
Media 2.8%
Advertising
Interpublic Group of Companies, Inc., 1.8%, 9/16/2004 ....................................       325,000               363,188
Omnicom Group, Inc., 4.25%, 1/3/2007 .....................................................       165,000               314,325
                                                                                                                    ----------
                                                                                                                       677,513
                                                                                                                    ----------
Durables 0.8%
Automobiles
Magna International Corp, 4.875%, 2/15/2005 ..............................................        90,000                92,025
Tower Auto Group, 5%, 8/1/2004 ...........................................................        95,000               106,994
                                                                                                                    ----------
                                                                                                                       199,019
                                                                                                                    ----------
Technology 1.2%
EDP Peripherals
EMC Corp., 3.25%, 3/15/2002 ..............................................................        81,000               303,750
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,582,999)                                                                            2,959,807
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 9.9%
------------------------------------------------------------------------------------------------------------------------------
Communications 0.6%
Telephone/Communications
Qwest Trends Trust, 5.75% ................................................................         3,000               139,500
                                                                                                                    ----------
Consumer Discretionary 1.9%
Home Furnishings
Newell Company, 5.25% ....................................................................         8,600               456,875
                                                                                                                    ----------
Durables 0.8%
Leasing Companies
Budget Group, Inc., 6.25% ................................................................         5,000               198,125
                                                                                                                    ----------
Energy 1.1%
Oil & Gas Production
Williams Cos., Inc., com. $3.5 ...........................................................         1,820               265,493
                                                                                                                    ----------
Financial 1.3%
Other Financial Companies
American General Delaware LLC., 6% .......................................................         3,300               325,875
                                                                                                                    ----------
Health 2.6%
Health Industry Services 1.1%
McKesson Financing Trust, 5% .............................................................         2,600               278,200
                                                                                                                    ----------
Biotechnology 1.5%
Monsanto Co., 6.5% .......................................................................         7,700               377,300
                                                                                                                    ----------
Media 1.6%
Cable Television
TCI Communications, Inc., com. $2.125 ....................................................         3,600               379,350
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $2,430,165)                                                                 2,420,718
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 75.5%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 1.2%
Department & Chain Stores
May Department Stores ....................................................................         3,100               187,163
Sears, Roebuck & Co. .....................................................................         2,500               106,250
                                                                                                                       293,413

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Consumer Staples 2.5%
Food & Beverage 1.7%
H.J. Heinz Co. ...........................................................................         5,200               294,450
Unilever NV (New York shares) ............................................................         1,400               116,113
                                                                                                                    ----------
                                                                                                                       410,563
                                                                                                                    ----------
Package Goods/Cosmetics 0.8%
Avon Products Inc. .......................................................................         4,400               194,700
                                                                                                                    ----------
Health 3.4%
Pharmaceuticals
American Home Products Corp. .............................................................         5,900               332,244
Bristol-Myers Squibb Co. .................................................................         2,300               307,769
SmithKline Beecham PLC (ADR) .............................................................         1,800               125,100
Zeneca Group PLC (ADR) ...................................................................         1,400                62,825
                                                                                                                    ----------
                                                                                                                       827,938
                                                                                                                    ----------
Communications 6.5%
Telephone/Communications
Alltel Corp. .............................................................................         2,600               155,513
Bell Atlantic Corp. ......................................................................         5,900               335,194
BellSouth Corp. ..........................................................................         5,200               259,350
Frontier Corp. ...........................................................................         6,400               217,600
GTE Corp. ................................................................................         5,000               337,188
Sprint Corp. .............................................................................         2,300               193,488
Telesp Participacoes S.A. (ADR)* .........................................................         4,200                92,925
                                                                                                                    ----------
                                                                                                                     1,591,258
                                                                                                                    ----------
Financial 33.0%
Banks 5.4%
BANC ONE CORP. ...........................................................................         2,400               122,550
BankAmerica Corp. ........................................................................         3,700               222,463
Bankers Trust Corp. ......................................................................         1,300               111,069
Chase Manhattan Corp. ....................................................................         2,400               163,350
First Union Corp. ........................................................................         4,100               249,331
Fleet Financial Group Inc. ...............................................................         5,200               232,375

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
KeyCorp ..................................................................................         3,600               115,200
US Bancorp ...............................................................................         2,800                99,400
                                                                                                                    ----------
                                                                                                                     1,315,738
                                                                                                                    ----------
Insurance 1.5%
EXEL Ltd. ................................................................................         2,800               210,000
Lincoln National Corp. ...................................................................           900                73,631
Safeco Corp. .............................................................................         1,800                77,288
                                                                                                                    ----------
                                                                                                                       360,919
                                                                                                                    ----------
Other Financial Companies 1.0%
Federal National Mortgage Association ....................................................         3,400               251,600
                                                                                                                    ----------
Real Estate 25.1%
AMB Property Corp. .......................................................................        26,000               572,000
Apartment Investment & Management Co. ....................................................        15,700               583,844
Arden Realty Group, Inc. .................................................................        24,700               572,731
Boston Properties, Inc. (REIT) ...........................................................        28,700               875,350
CenterPoint Properties Corp. (REIT) ......................................................        28,600               967,038
Equity Office Properties Trust (REIT) ....................................................        24,300               583,200
Equity Residential Properties Trust (REIT) ...............................................        14,000               566,125
Meditrust Corp. (REIT) ...................................................................        16,400               248,050
Philips International Realty Corp. .......................................................        19,200               295,200
ProLogis Trust (REIT) ....................................................................        14,100               292,575
Spieker Properties, Inc. .................................................................        16,800               581,700
                                                                                                                    ----------
                                                                                                                     6,137,813
                                                                                                                    ----------
Service Industries 0.1%
Environmental Services
Browning Ferris Industries ...............................................................         1,000                28,438
                                                                                                                    ----------
Durables 4.4%
Aerospace 1.9%
Lockheed Martin Corp. ....................................................................         2,100               177,975
Northrop Grumman Corp. ...................................................................         1,800               131,625
Rockwell International Corp. .............................................................         3,100               150,543
                                                                                                                    ----------
                                                                                                                       460,143
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Automobiles 1.5%
Dana Corp. ...............................................................................         3,300               134,888
Ford Motor Co. ...........................................................................         3,800               223,013
                                                                                                                    ----------
                                                                                                                       357,901
                                                                                                                    ----------
Construction/Agricultural Equipment 0.7%
Caterpillar Inc. .........................................................................         2,100                96,600
PACCAR, Inc. .............................................................................         2,100                86,363
                                                                                                                    ----------
                                                                                                                       182,963
                                                                                                                    ----------
Tires 0.3%
Goodyear Tire & Rubber Co. ...............................................................         1,500                75,656
                                                                                                                    ----------
Manufacturing 10.2%
Chemicals 3.2%
Akzo Nobel N.V. ..........................................................................         3,000               133,866
Dow Chemical Co. .........................................................................         1,300               118,219
E.I. du Pont de Nemours & Co. ............................................................         1,800                95,513
Eastman Chemical Co. .....................................................................         2,400               107,400
Imperial Chemical Industries PLC .........................................................         5,200                45,097
Imperial Chemical Industries PLC (ADR) ...................................................         4,300               150,231
Lyondell Chemical Co. ....................................................................         7,600               136,800
                                                                                                                    ----------
                                                                                                                       787,126
                                                                                                                    ----------
Containers & Paper 1.5%
Boise Cascade Corp. ......................................................................         6,900               213,900
Temple-Inland Inc. .......................................................................         2,400               142,350
                                                                                                                    ----------
                                                                                                                       356,250
                                                                                                                    ----------
Diversified Manufacturing 0.8%
Canadian Pacific Ltd. (Ord.) .............................................................         6,100               114,290
Olin Corp. ...............................................................................         2,900                82,106
                                                                                                                    ----------
                                                                                                                       196,396
                                                                                                                    ----------
Electrical Products 0.8%
Emerson Electric Co. .....................................................................         1,400                84,700
Thomas & Betts Corp. .....................................................................         2,500               108,281
                                                                                                                    ----------
                                                                                                                       192,981
                                                                                                                    ----------
Industrial Specialty 1.4%
Corning Inc. .............................................................................         7,800               351,000
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                       15 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Machinery/Components/Controls 0.4%
Parker-Hannifin Corp. ....................................................................         2,700                88,425
                                                                                                                    ----------
Office Equipment/Supplies 2.1%
Xerox Corp. ..............................................................................         4,400               519,200
                                                                                                                    ----------
Energy 5.0%
Oil & Gas Production 0.4%
Conoco Inc. "A"* .........................................................................         4,600                96,025
                                                                                                                    ----------
Oil Companies 3.8%
Mobil Corp. ..............................................................................         2,300               200,388
Royal Dutch Petroleum Co. (New York shares) ..............................................         2,100               100,538
Societe Nationale Elf Aquitaine (ADR) ....................................................         3,300               186,863
Texaco Inc. ..............................................................................         4,600               243,225
Total SA (ADR) ...........................................................................         1,800                89,550
YPF S.A. "D" (ADR) .......................................................................         3,500                97,781
                                                                                                                    ----------
                                                                                                                       918,345
                                                                                                                    ----------
Oil/Gas Transmission 0.8%
Williams Cos., Inc. ......................................................................         6,600               205,838
                                                                                                                    ----------
Metals & Minerals 1.3%
Steel & Metals
Allegheny Teledyne Inc. ..................................................................        10,700               218,681
Oregon Steel Mills, Inc. .................................................................         4,600                54,625
Phelps Dodge Corp. .......................................................................           400                20,350
Reynolds Metals Co. ......................................................................           500                26,344
                                                                                                                    ----------
                                                                                                                       320,000
                                                                                                                    ----------
Construction 2.7%
Building Products 1.2%
Georgia Pacific Group ....................................................................         4,900               286,956
                                                                                                                    ----------
Forest Products 1.5%
Georgia Pacific Timber Group .............................................................         5,500               130,969
Weyerhaeuser Co. .........................................................................         4,900               248,981
                                                                                                                    ----------
                                                                                                                       379,950
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                       16 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Transportation 1.4%
Railroads
CSX Corp. ................................................................................         5,100               211,650
Norfolk Southern Corp. ...................................................................         3,800               120,413
                                                                                                                    ----------
                                                                                                                       332,063
                                                                                                                    ----------
Utilities 3.8%
Electric Utilities
CINergy Corp. ............................................................................         7,100               244,063
Duke Energy Corp. ........................................................................         2,800               179,375
PacifiCorp ...............................................................................         5,300               111,631
Southern Company .........................................................................         4,100               119,156
Unicom Corp. .............................................................................         4,100               158,106
Wisconsin Energy Corp. ...................................................................         3,900               122,606
                                                                                                                    ----------
                                                                                                                       934,937
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $19,242,564)                                                                              18,454,535
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $24,870,728) (a)                                                         24,450,060
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing

(a) The cost for federal income tax purposes was $24,886,885. At December 31, 1998, net unrealized depreciation for all securities based on tax cost was $436,825. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,325,567 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,762,392.

    The accompanying notes are an integral part of the financial statements.


                       17 - Scudder Dividend & Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $24,870,728) ................      $  24,450,060
                 Cash ................................................................                396
                 Receivable for investments sold .....................................            212,296
                 Dividends and interest receivable ...................................             96,546
                 Receivable for Fund shares sold .....................................            146,360
                 Prepaid expenses ....................................................                939
                 Reimbursement from Adviser ..........................................              5,960
                                                                                            ----------------
                 Total assets ........................................................         24,912,557
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................             10,332
                 Payable for Fund shares redeemed ....................................            263,914
                 Other payables ......................................................              1,675
                                                                                            ----------------
                 Total liabilities ...................................................            275,921
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  24,636,636
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................              6,261
                 Unrealized appreciation (depreciation) on investments ...............           (420,668)
                 Accumulated net realized gain (loss) ................................           (865,321)
                 Paid-in capital .....................................................         25,916,364
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  24,636,636
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($24,636,636
                    / 2,170,880 outstanding shares of beneficial interest, $.01 par         ----------------
                    value, unlimited number of shares authorized) ....................             $11.35
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                       18 - Scudder Dividend & Growth Fund

                            Statement of Operations
                   for the period July 17, 1998 (commencement
                      of operations) to December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $1,038) ..................     $     356,976
                 Interest .............................................................            79,550
                                                                                            ----------------
                                                                                                  436,526
                 Expenses:
                 Management fee .......................................................            79,570
                 Services to shareholders .............................................           101,619
                 Custodian and accounting fees ........................................            20,965
                 Trustees' fees and expenses ..........................................             5,028
                 Reports to shareholders ..............................................             7,385
                 Auditing .............................................................            19,600
                 Legal ................................................................             4,394
                 Registration fees ....................................................            29,138
                 Other ................................................................             4,420
                                                                                            ----------------
                 Total expenses before reductions .....................................           272,119
                 Expense reductions ...................................................          (192,549)
                                                                                            ----------------
                 Expenses, net ........................................................            79,570
                --------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                     356,956
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................          (870,436)
                 Foreign currency related transactions ................................              (478)
                                                                                            ----------------
                                                                                                 (870,914)
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on
                    investments .......................................................          (420,668)
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (1,291,582)
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $    (934,626)
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       19 - Scudder Dividend & Growth Fund

                       Statement of Changes in Net Assets

                                                                                            For the Period
                                                                                            July 17, 1998
                                                                                           (commencement of
                                                                                            operations) to
Increase (Decrease) in Net Assets                                                         December 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ..........................................    $   356,956
                 Net realized gain (loss) from investment transactions .................       (870,914)
                 Net unrealized appreciation (depreciation) on investment transactions
                    during the period ..................................................       (420,668)
                                                                                            ----------------
                 Net increase (decrease) in net assets resulting from operations .......       (934,626)
                                                                                            ----------------
                 Distributions to shareholders:
                 From net investment income ............................................       (360,021)
                                                                                            ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................................     30,200,611
                 Net asset value of shares issued to shareholders in reinvestment of
                    distributions ......................................................        328,598
                 Cost of shares redeemed ...............................................     (4,599,126)
                                                                                            ----------------
                 Net increase (decrease) in net assets from Fund share transactions ....     25,930,083
                                                                                            ----------------
                 Increase (decrease) in net assets .....................................     24,635,436
                 Net assets at beginning of period .....................................          1,200
                 Net assets at end of period (including undistributed net investment        ----------------
                    income of $6,261) ..................................................    $24,636,636
                                                                                            ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............................            100
                                                                                            ----------------
                 Shares sold                                                                  2,567,341
                 Shares issued to shareholders in reinvestment of distributions ........         29,706
                 Shares redeemed .......................................................       (426,267)
                                                                                            ----------------
                 Net increase (decrease) in Fund shares ................................      2,170,780
                                                                                            ----------------
                 Shares outstanding at end of period ...................................      2,170,880
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                       20 - Scudder Dividend & Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             July 17, 1998
                                                                                                            (commencementof
                                                                                                            operations) to
                                                                                                             December 31,
                                                                                                                1998(a)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            ---------------
Net asset value, beginning of period ....................................................................      $12.00
                                                                                                            ---------------
Income from investment operations:
Net investment income ...................................................................................         .17
Net realized and unrealized gain (loss) on investment transactions ......................................        (.65)
                                                                                                            ---------------
Total from investment operations ........................................................................        (.48)
                                                                                                            ---------------
Less distributions from:
Net investment income ...................................................................................        (.17)
                                                                                                            ---------------
Total distributions .....................................................................................        (.17)
                                                                                                            ---------------
                                                                                                            ---------------
Net asset value, end of period ..........................................................................      $11.35
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ....................................................................................       (4.00)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................................          25
Ratio of operating expenses, net to average daily net assets (%) ........................................         .75*
Ratio of operating expenses before expense reduction, to average daily net assets (%) ...................        2.56*
Ratio of net investment income to average daily net assets (%) ..........................................        3.36*
Portfolio turnover rate (%) .............................................................................        41.4*

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Dividend & Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") (formerly Scudder Investment Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

                       22 - Scudder Dividend & Growth Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $790,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006, the expiration date.

In addition, from November 1, 1998 through December 31, 1998, the Fund incurred approximately $65,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to non-taxable distributions and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the period ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $29,437,590 and $4,296,442, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, the Adviser agreed not to impose all or a portion of its management fee until April 30, 1999 and to maintain the annualized


                       23 - Scudder Dividend & Growth Fund
expenses of the Fund at no more than 0.75% of the average daily net assets. For the period ended December 31, 1998, the Adviser did not impose any of its fee, which amounted to $79,570. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund at December 31, 1998 amounted to $5,960.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period ended December 31, 1998, SSC did not impose any of its fee, which amounted to $89,138.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period ended December 31, 1998, STC did not incur any such fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period ended December 31, 1998, SFAC did not impose any of its fee, which amounted to $17,881.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the period ended December 31, 1998, Trustees' fees and expenses aggregated $5,028.

                                D. Line of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                       24 - Scudder Dividend & Growth Fund

                        Report of Independent Accountants

To the Board of Trustees of Scudder Investment Trust and the Shareholders of Scudder Dividend & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Dividend & Growth Fund (the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period July 17, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 12, 1999




                       25 - Scudder Dividend & Growth Fund

                                 Tax Information

For corporate shareholders, 25% of the income dividends paid during the Fund's fiscal year ended December 31, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.





                       26 - Scudder Dividend & Growth Fund

                      Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Dividend & Growth Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         1,383,615           35,343            47,133               0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         1,327,159           60,324            68,578             10,030





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                      27 - Scudder Dividend & Growth Fund

                         Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee, Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                      28 - Scudder Dividend & Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       29 - Scudder Dividend & Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       30 - Scudder Dividend & Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       31 - Scudder Dividend & Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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